                                                                    EXHIBIT 99.5

PREPARED BY
AND WHEN RECORDED RETURN TO:

Stefanie G. Simpson, Esq.
WEIL, GOTSHAL & MANGES LLP
100 Crescent Court, Suite 1300
Dallas, Texas  75201


                       THIS IS A CREDIT LINE DEED OF TRUST
                       -----------------------------------

                 DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
                   SECURITY AGREEMENT AND FINANCING STATEMENT

This Deed of Trust, dated effective as of December 20, 2001, shall also be effective as a Financing Statement pursuant to Virginia Code Section 8.9A-502

Secured Party:  SBC Communications, Inc.
Record Owner:  DIECA Communications, Inc.
Collateral:   See Description Below

Secured Party desires this Instrument/Financing Statement to be indexed against the Record Owner of the Real Estate

         DIECA COMMUNICATIONS, INC., a Virginia corporation (hereinafter called "Grantor"), in order to secure the payment of the indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements and undertakings of Covad Communications Group, Inc. (hereinafter called "Borrower") hereinafter described, does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN and SET OVER to TITLE ASSOCIATES OF VIRGINIA, INC., Trustee, whose business address is 13601 Office Place, Suite 101, Woodbridge, Virginia 22192 (hereinafter called the "Trustee"), for the benefit of SBC COMMUNICATIONS INC., a Delaware corporation, having its principal office at 175 East Houston Street, Rm. 10-E90, San Antonio, TX 78205 ("Beneficiary"), all of the real estate situated in Prince William County, Virginia and more particularly described in Exhibit "A" attached hereto and made a part hereof (the "Land"), together with
(i) all the buildings and other improvements now on or that may be hereafter placed on said Land; (ii) Grantor's interest in all materials, equipment, fixtures or other property whatsoever, now or hereafter attached to, installed in, or used in connection with the buildings and other improvements now erected or hereafter to be erected on said Land, including, but not limited to, the roofs and structural elements and the heating, plumbing, lighting, water heating, cooking, laundry, refrigerating, incinerating, ventilating and air conditioning equipment, disposals, dishwashers,


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refrigerators and ranges, utility lines and equipment (whether owned individually or jointly with others), sprinkler systems, fire extinguishing apparatus and equipment, tanks, engines, pipes, fittings, dynamos, generators, machines, elevators, motors, cabinets, shades, blinds, partitions, window screens, screen doors, storm windows, awnings, drapes, and rugs and other floor coverings, and all fixtures, accessions and appurtenances thereto, and all renewals or replacements of or substitutions for any of the foregoing, all of which property and things are hereby declared to be permanent fixtures and accessions to the freehold and part of the realty conveyed herein as security for the indebtedness herein mentioned; (iii) Grantor's interest in all easements and rights of way now or hereafter used in connection with any of the foregoing real estate or as a means of ingress to or egress from said real estate; (iv) Grantor's interest, now or hereafter acquired, in and to any streets, ways, alleys and/or strips and gores of land adjoining said Land or any part thereof; and (v) Grantor's interest in and to all rights, estates, hereditaments, powers and privileges appurtenant or incident to the foregoing.

         TO HAVE AND TO HOLD the foregoing property (herein called the "Mortgaged Property") unto the Trustee and its successors or substitutes in this trust and to its successors and assigns, IN TRUST, WITH POWER OF SALE, for the benefit of the Beneficiary, however, upon the terms, provisions and conditions herein set forth.

         In order to secure the payment of the indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements and undertakings of Borrower hereinafter described, Grantor further grants (to the extent not prohibited by any Requirement of Law) to the Beneficiary a security interest and lien in Grantor's right, title and interest in and to all present and future (i) goods, inventory, equipment, furnishings, fixtures, furniture, chattels and other personal property of whatever nature owned by Grantor now or hereafter attached or affixed to or used in or about the building or buildings now erected or hereafter to be erected on the Mortgaged Property or otherwise located on the Mortgaged Property, (ii) fixtures, accessions and appurtenances to any of the foregoing or following, (iii) renewals or replacements of or substitutions for any of the foregoing or following, (iv) building materials and equipment now or hereafter delivered to said premises and intended to be installed therein, (v) occupancy agreements, leases, rents (including security and other deposits and advance rentals under occupancy agreements and lease agreements now or at any time hereafter covering or affecting any of the Mortgaged Property and all property described in this paragraph and held by or for the benefit of Grantor), fees, royalties, bonuses, issues, room rents, profits, revenues or other income or benefits of whatever nature received or due in connection with the Mortgaged Property and all property described in this paragraph (collectively, the "Rents"), (vi) monetary deposits which Grantor has been required to give to any public or private utility with respect to utility services furnished to the Mortgaged Property, (vii) permits, licenses, franchises, certificates, and agreements related to any of the foregoing or following, and all other rights and privileges obtained in connection with, or necessary for the operation and maintenance of, the foregoing, and all other rights and privileges obtained in connection with the Mortgaged Property and all property described in this paragraph, (viii) plans, specifications, maps, surveys, reports, operating and management and maintenance contracts, architectural, engineering, construction and development contracts, books of account, insurance policies, guarantees, warranties and other



                                       2

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documents, of whatever kind or character, relating to the ownership, use, construction upon, occupancy, leasing, sale or operation of the Mortgaged Property and all property described to this paragraph, (ix) all proceeds from the taking of any of the Mortgaged Property and any property described in this paragraph or any rights appurtenant thereto by right of eminent domain or by private or other purchase in lieu thereof, (x) all proceeds (including premium refunds) of each policy of insurance relating to the Mortgaged Property and any property described in this paragraph, (xi) all guarantees, sureties and other agreements assuring performance of any obligation of any tenant of the Mortgaged Property and all property described in this paragraph, and (xii) all proceeds arising from or by virtue of the sale, lease or other disposition of the Mortgaged Property and any property described in this paragraph (all of the property described in this paragraph hereinafter collectively called the "Personal Property") and all proceeds and products of the Personal Property. (The Mortgaged Property and the Personal Property are hereinafter sometimes collectively called the "Property").


                                   ARTICLE 1

                              SECURED INDEBTEDNESS

         Section 1.1. Secured Indebtedness. This Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement (hereinafter called this "Deed of Trust") is made to secure and enforce the payment of the following, agreements, documents, obligations, indebtedness and liabilities: (a) all present and future obligations, indebtedness and liabilities, and all renewals and extensions of all or any part thereof of Borrower to Beneficiary arising from, by virtue of, or pursuant to (i) that certain Credit Agreement dated as of November 12, 2001 by and between the Borrower, as borrower, and the Beneficiary, as lender (said Credit Agreement, as amended, modified, renewed, extended or restated from time to time, the "Credit Agreement"), the Note (as defined in the Credit Agreement), the Subsidiary Guaranty Agreement (as defined in the Credit Agreement) and the other Loan Documents (as defined in the Credit Agreement), including, without limitation, the Obligations (as defined in the Credit Agreement) and interest fees and other charges that would accrue or become owing both prior to and subsequent to and but for the commencement of any proceeding against or with respect to Borrower or Grantor under any chapter of the Bankruptcy Code of 1978, 11 U.S.C. ss. 101 et. seq., as amended, whether or not a claim is allowed for the same in any such proceeding, (b) all payment obligations of the Borrower pursuant to Section 8.4.1 of that certain Resale Agreement, dated as of November 12, 2001, by and among the Borrower, Grantor, Laser Link.net, Inc. and the Beneficiary and (c) all indebtedness and obligations incurred or arising pursuant to the provisions of this Deed of Trust. The indebtedness referred to in this Section 1.1 is hereinafter sometimes called the "Secured Indebtedness". Initially capitalized terms used herein and not otherwise herein defined shall have the respective meanings given to such terms in the Credit Agreement. This Deed of Trust, the Credit Agreement, the Note, the other Loan Documents as defined in the Credit Agreement, and all other instruments, certificates, affidavits or documents evidencing, governing, securing, guaranteeing, or relating to the Secured Indebtedness all as amended, modified, renewed, extended or restated from time to time, are hereinafter collectively called the "Loan Documents." The maximum amount



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of the Secured Indebtedness secured by the Mortgaged Property located in the
Commonwealth of Virginia is Fifteen Million Dollars ($15,000,000.00).


                                   ARTICLE 2

                               ASSIGNMENT OF RENTS

         Grantor hereby assigns, transfers and conveys to Beneficiary all Rents, the transfer of which is absolute and specific in nature and irrevocable. For so long as no Event of Default occurs, but not otherwise, Grantor is granted a revocable license to collect and retain the currently accruing Rents, but in no event for more than one (1) month in advance unless Grantor receives prior written approval of Beneficiary. Upon the occurrence of an Event of Default, Beneficiary may, personally or through an agent selected by it, take possession and control of the Mortgaged Property or any part thereof, and/or receive and collect all Rents previously or thereafter accruing (irrespective of whether Beneficiary or its agent has taken possession of the Mortgaged Property) for so long as any of the Secured Indebtedness remains unpaid or until a foreclosure pursuant to this Deed of Trust, applying so much of the amounts collected prior to the sale of the Mortgaged Property by foreclosure, first to the expenses incident to such possession, control and collection, and second, to the payment of the Secured Indebtedness in such order as Beneficiary may elect, irrespective of whether then matured, paying the balance, if any, to Grantor. Beneficiary, or its agent, may use against Grantor or any other persons, such lawful peaceable means as they may desire to enforce the collection of the Rents or compromise the terms of any lease or other occupancy agreement (each a "Lease") without affecting the liability of Borrower or Grantor for the Secured Indebtedness and the Obligations. Beneficiary, or its agent, may institute and prosecute to final conclusion actions for forcible entry and detainer, actions for trespass to try title, actions for damages or any other appropriate actions, in the name of Beneficiary, its agent or in the name of Grantor. Beneficiary or its agent may also settle, compromise or abandon any such actions as Beneficiary or its agent may deem fit; and Grantor agrees to take whatever lawful or peaceful steps that Beneficiary, or its agent, may request for such purposes, including the institution and prosecution of actions of the character described above. Neither Beneficiary nor any party acting on its behalf shall be liable for its failure to collect Rents at any time until possession is taken by Beneficiary, nor for the costs of maintenance, insurance, taxes, assessments, utilities and other expenses associated with its possession or control of the Mortgaged Property. The absolute assignment of Rents shall not constitute payment to Beneficiary unless Beneficiary terminates Grantor's license to collect the Rents, and then only to the extent the Rents are actually received by Beneficiary and applied to the Secured Indebtedness (it being the intention of the parties hereto that this absolute assignment shall not indirectly constitute all or a portion of the voluntary payments of principal and interest on the Note).


                                   ARTICLE 3

                         WARRANTIES AND REPRESENTATIONS

         Grantor hereby unconditionally warrants and represents to Beneficiary as follows:



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         Section 3.1. Title to Property. Grantor has good and indefeasible title to all Personal Property, free and clear of any Liens, subject only to Permitted Liens. Grantor has good and indefeasible fee simple title to the Mortgaged Property, free and clear of any Liens except the Permitted Mortgaged Property Liens and has good right and authority to grant, bargain, sell, transfer, assign and mortgage the Mortgaged Property and to grant a security interest in the Personal Property. Subject to applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to principles of equity, this Deed of Trust, upon proper recording, creates a valid and subsisting, first lien deed of trust on the Mortgaged Property and a valid, subsisting, first priority security interest in the Personal Property.

         Section 3.2. BROKERS. GRANTOR HAS DEALT WITH NO BROKER IN BRINGING ABOUT THE FINANCING TRANSACTION THAT IS THE SUBJECT OF THIS DEED OF TRUST. GRANTOR SHALL INDEMNIFY, DEFEND AND HOLD BENEFICIARY HARMLESS FROM ANY CLAIMS, ACTIONS OR SUITS BROUGHT BY ANY PARTY CLAIMING TO HAVE BROUGHT ABOUT THIS FINANCING TRANSACTION.


                                   ARTICLE 4

                       AFFIRMATIVE AND NEGATIVE COVENANTS

         So long as the Secured Indebtedness or any part thereof remains unpaid, Grantor hereby unconditionally covenants and agrees with Beneficiary as follows:

         Section 4.1. Payment of Taxes. Grantor will duly pay and discharge, or cause to be paid and discharged, all taxes in accordance with the terms of the Credit Agreement not later than the due date thereof, unless the same are being diligently contested. In the event of the enactment after the date hereof of any Requirement of Law deducting from the value of property for the purpose of taxation any lien or security interest thereon, or imposing upon the Trustee or the Beneficiary the payment of the whole or any part of the Taxes or assessments or charges or Liens herein required to be paid by Grantor, or changing in any way the laws relating to the taxation of deeds of trust or mortgages or security agreements or debts secured by deeds of trust or mortgages or security agreements or the interest of the trustee or beneficiary or mortgagee or secured party in the property covered thereby, or the manner of collection of such Taxes, so as to affect this Deed of Trust or any of the Secured Indebtedness or the Trustee or the Beneficiary, then, and in any such event, Grantor, upon demand by the Trustee or the Beneficiary, shall to the extent not prohibited by any Requirement of Law, pay such Taxes, assessments, charges or Liens, or reimburse the Trustee or the Beneficiary for the same.

         Section 4.2. Repair. Grantor shall keep the Property in a first class condition and appearance, normal wear and tear excepted, and will make all repairs, replacements, additions, improvements and alterations, interior and exterior, structural and non-structural, which are necessary or reasonably appropriate to keep the same in such condition, and, without limiting the foregoing, shall use all reasonable efforts to



                                       5

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prevent waste to the Property. Grantor shall guard every part of the Property from removal, destruction and damage, and shall not intentionally do or suffer to be done any act whereby the value of any part of the Property may be lessened. Grantor will furnish to the Beneficiary from time to time upon the written request of the Beneficiary, statements and schedules further identifying and describing the Property and such other lists, documents, reports and product, service and sales documents in connection with the Property as the Beneficiary may request, all in reasonable detail.

         Section 4.3. Insurance.

                  (a) Grantor shall keep the Mortgaged Property insured in accordance with the requirements of the Credit Agreement. Beneficiary may require flood insurance in an amount equal to the replacement cost of the buildings or other improvements or the maximum amount of flood insurance available, whichever is the greater.

                  (b) In the event of a foreclosure pursuant to this Deed of Trust or any other transfer of the Mortgaged Property in lieu of foreclosure or in extinguishment, in whole or in part, of the Secured Indebtedness, all right, title and interest of Grantor in and to such insurance policies and all rights to any unearned premiums and sums held in escrow to pay such premiums, shall vest in the purchaser at such foreclosure or transfer, as the case may be. In the event any of the Mortgaged Property covered by such insurance is destroyed or damaged by fire or other hazard, casualty or contingency, (a) Beneficiary may, but shall not be obligated to, make proof of loss if such is not promptly made by Grantor, (b) each insurance company is hereby authorized and directed to make payment of such loss directly to Beneficiary, and (c) the insurance proceeds shall be applied in accordance with the provisions of Section 4.6, provided that any insurance proceeds held by Beneficiary that are to be applied to the repair, restoration or replacement of all or any portion of the Mortgaged Property may be commingled with other funds of Beneficiary and shall be so held without payment of or credit for interest to Borrower or Grantor. No such insurance policy shall be cancelled, endorsed, altered or reissued to effect a change in coverage for any reason and to any extent whatsoever unless such insurer shall have first given Beneficiary thirty (30) days prior written notice. Beneficiary may, but shall not be obligated to, make premium payments to prevent any cancellation, endorsement, alteration or reissuance and such payments shall be accepted by the insurer to prevent the same. Beneficiary shall be furnished with the original of each initial policy coincident with the execution of this Deed of Trust and the original of each renewal policy not less than thirty (30) days prior to the expiration of the initial or each renewal policy together with receipts or other evidence that the premiums thereon have been paid.

         Section 4.4. Escrow. Subject to applicable law, Grantor covenants and agrees that, at the option of Beneficiary, Grantor shall pay to Beneficiary concurrently with the execution and delivery of this Deed of Trust and on the date installments are payable under the Note, escrowed sums equal to a sum estimated by Beneficiary for



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payment, not less than 15 days prior to the delinquency thereof, of the annual sum for funding (a) all real estate and personal property Taxes and assessments related to or affecting the Property (estimated whenever necessary) to become due for the tax year during which such payment is so directed and (b) the insurance premiums for the same year for those insurance policies required by this Deed of Trust. If Beneficiary reasonably determines that any amounts previously paid by Grantor are insufficient for the payment in full of such Taxes and insurance premiums, Beneficiary shall notify Grantor of the increased amounts required to provide a sufficient fund, whereupon Grantor shall pay to Beneficiary within ten (10) days thereafter the additional amount as stated in Beneficiary's notice. The escrowed sums shall be held by Beneficiary in interest-bearing accounts and may be commingled with Beneficiary's other funds. If upon assignment of this Deed of Trust, Beneficiary shall have the right to pay the balance of the escrowed sums then in its possession to its assignee whereupon the Beneficiary and Trustee shall be completely released from all liability with respect thereto. Upon full payment of the Secured Indebtedness, or at such earlier time as Beneficiary may elect, the balance of the escrowed sums in its possession shall be paid to Grantor and no other party shall have any right or claim thereto. If no Event of Default shall have occurred and be continuing hereunder, the escrowed sums shall be repaid to Grantor in sufficient time to allow Grantor to satisfy Grantor's obligations under the Loan Documents to pay the Taxes and the required insurance premiums or, at the option of Beneficiary, shall be paid directly to the Governmental Authority and the insurance company entitled thereto. If an Event of Default shall have occurred and be continuing hereunder, however, Beneficiary shall have the additional option of crediting the full amount of the escrowed sums or any part thereof against the Secured Indebtedness. Notwithstanding anything to the contrary contained in this Section 4.4 or elsewhere in this Deed of Trust, Beneficiary reserves the right to waive the payment by Grantor to Beneficiary of the escrowed sums, and, in the event Beneficiary does so waive such payment, it shall be without prejudice to Beneficiary's right to insist at any subsequent time or times that such payments be made in accordance with these provisions.

         Section 4.5. Restoration Following Casualty. Subject to the provisions of Section 4.6 hereof, if any act or occurrence of any kind or nature (including any casualty for which insurance was not obtained or obtainable) shall result in damage to or loss or destruction of the Mortgaged Property, Grantor will promptly give notice thereof to Beneficiary and, if insurance proceeds are obtained, provided, Beneficiary makes such proceeds available in accordance with
Section 4.6 below, if so instructed by Beneficiary, will promptly, at Grantor's sole cost and expense (and regardless of whether such insurance proceeds are sufficient for such purpose), commence and continue diligently to restore, repair, replace and rebuild the Mortgaged Property as nearly as possible to its value, condition and character which existed immediately prior to such damage, loss or destruction.

         Section 4.6. Application of Proceeds. All proceeds received by Beneficiary with respect to a casualty loss or diminution in value of the Mortgaged Property shall be applied in the following order of priority:



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                  (a) first, to reimburse Trustee or Beneficiary for all costs and expenses, including attorneys' fees, incurred in connection with collection of such proceeds;

                  (b) thereafter, if there shall be any balance, to the order of priority recited in Section 5.5 of This Deed of Trust.

                  (c) the foregoing to the contrary notwithstanding, provided that no Default or Event of Default exists, Beneficiary shall allow insurance proceeds to be used for the restoration of the Mortgaged Property if and for so long as (A) Beneficiary shall have determined that the amount of insurance proceeds held by Beneficiary, together with such additional funds as Grantor may elect to deposit with Beneficiary, will be sufficient to pay in full for the completion of the restoration work, (B) Beneficiary shall have determined that such damage or destruction is fully reparable prior to the day which is twelve (12) months before the Termination Date, and (C) the anticipated total cost to restore the property does not exceed 55% of the fair market value of the Mortgaged Property immediately preceding such casualty event.

                  (d) If Beneficiary elects to use the proceeds to restore or repair the Mortgaged Property, the receipt and release of the proceeds shall not cure or constitute a waiver of any Event of Default or constitute a payment of the indebtedness secured by this Deed of Trust. Upon the occurrence of an Event of Default hereunder, the Beneficiary may, at its option but without being required so to do, apply any monies at the time on deposit pursuant to this Section against any of the Secured Indebtedness in such order and manner as the Beneficiary may elect.

         Section 4.7. Performance of Leases. Grantor shall (a) duly and punctually perform and comply with any and all representations, warranties, covenants and agreements binding upon it under any Lease, (b) except in the ordinary course of business, and exercising reasonable care of a prudent operator or manager of properties similarly situated to the Mortgaged Property in Prince William County, Virginia, not voluntarily terminate, cancel or waive its rights or the obligations of any other party under any of the Leases, (c) use all reasonable efforts to maintain each of the Leases in force and effect during the full term thereof, and (d) appear in and defend any action or proceeding arising under or in any manner connected with any of the Leases or the representations, warranties, covenants and agreements of it or the other party or parties thereto.

         Section 4.8. Inspection. Grantor shall permit Trustee and Beneficiary, and their agents, representatives and employees, to inspect the Mortgaged Property at all reasonable times during business hours on one (1) days' notice (except in the event of an emergency or upon the occurrence of a Default or Event of Default when no notice shall be required).

         Section 4.9. HOLD HARMLESS. GRANTOR SHALL DEFEND, AT ITS OWN EXPENSE, AND HOLD BENEFICIARY HARMLESS FROM, ANY


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AND ALL COSTS AND EXPENSES, INCLUDING LEGAL FEES, IN CONNECTION WITH OR INCURRED
BY THE BENEFICIARY WITH REGARD TO (I) ANY ACTION OR CLAIM WITH RESPECT TO TITLE TO THE MORTGAGED PROPERTY, (II) THE PREPARATION, AMENDMENT, INTERPRETATION AND ADMINISTRATION OF THIS DEED OF TRUST OR ANY OF THE LOAN DOCUMENTS IN ANY ACTION DEFENDING ANY CLAIM OR LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS DEED OF TRUST. IF, PURSUANT TO ANY COVENANT CONTAINED IN THIS DEED OF TRUST, BENEFICIARY SHALL PAY OUT ANY MONEY CHARGEABLE TO GRANTOR,
OR SUBJECT TO REIMBURSEMENT BY GRANTOR UNDER THE TERMS OF THIS DEED OF TRUST, GRANTOR SHALL REPAY THE SAME TO BENEFICIARY IMMEDIATELY AT THE PLACE WHERE THE NOTE HEREBY SECURED IS PAYABLE, TOGETHER WITH INTEREST THEREON, AT THE DEFAULT RATE OF INTEREST SET FORTH IN THE NOTE (BUT IN NO EVENT AT A RATE IN EXCESS OF THE MAXIMUM NONUSURIOUS RATE WHICH MAY BE PERMITTED BY LAW). THE SUM OF EACH
SUCH PAYMENT SHALL BE ADDED TO THE SECURED INDEBTEDNESS HEREBY SECURED AND THEREAFTER SHALL FORM A PART OF THE SAME AND SHALL BE SECURED BY THIS DEED OF TRUST.

         Section 4.10. Protection and Defense of Lien. If the validity or priority of this Deed of Trust of any rights, titles, liens or security interests created or evidenced hereby with respect to the Property, or any part thereof, shall be attacked directly or indirectly or if any legal proceedings are instituted against Grantor with respect thereto, Grantor will give prompt written notice thereof to the Beneficiary and at Grantor's own cost and expense diligently will endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, including but not limited to the employment of counsel, the prosecution or defense of litigation and the release or discharge of all adverse claims (other than Permitted Mortgaged Property Liens), and the Trustee and the Beneficiary, or either of them (whether or not named as parties to legal proceedings with respect thereto), are hereby authorized and empowered to take such additional steps as in their judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Deed of Trust and the rights, titles, liens and security interests created or evidenced hereby, including but not limited to the employment of counsel, the prosecution or defense of litigation, the compromise or discharge of any adverse claims (other than Permitted Mortgaged Property Liens) made with respect to the Property or any part thereof, the purchase of any tax title and the removal of prior liens or security interests which do not constitute Permitted Mortgaged Property Liens, and all reasonable expenses so incurred of every kind and character shall be a demand obligation owing by Grantor, and the party incurring such expenses shall be subrogated to all rights of the person receiving such payment.

         Section 4.11. Payment of Certain Costs. Upon demand by Beneficiary, Grantor shall promptly pay all reasonable costs and expenses previously or hereafter incurred for legal, architectural, appraisals, accounting, engineering or other professional



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services rendered by third parties to or for the benefit of Beneficiary in connection with (a) the making of the initial or any subsequent loan to Borrower constituting any portion of the Secured Indebtedness, or (b) if there is an Event of Default in the enforcement of any of Beneficiary's rights or remedies hereunder or all of the foregoing. Grantor shall also promptly pay all bills for labor and materials incurred in connection with the Mortgaged Property and shall never permit to be filed against the Mortgaged Property, or any portion thereof, any lien, superior or inferior to the lien hereof, for any such bill which may be legally due and payable or if such Liens are filed, Grantor may contest such Liens as provided in the Credit Agreement. Upon request of Beneficiary, Grantor shall furnish satisfactory proof of payment of all such bills prior to delinquency.

         Section 4.12. Estoppel Certificate. Grantor acknowledges that the Secured Indebtedness hereby secured and/or the lien hereby created may from time to time be assigned by Beneficiary, and Grantor agrees to execute and cause to be executed estoppel affidavits certifying as to such matters (which are true) with respect to the Secured Indebtedness, this Deed of Trust and the Mortgaged Property and other similar documentation as may be necessary or required by Beneficiary in connection with any such assignment. Such documents shall be executed and returned to Beneficiary within ten (10) business days after their delivery to Grantor.

         Section 4.13. Further Assurances. Upon the request of Beneficiary, Grantor will execute, acknowledge, deliver and record and/or file such further instruments, certificates and documents and do such further reasonable acts as may be necessary, desirable or proper to carry out more effectively the purposes of the Security Documents and to subject to the liens and security interests of this Deed of Trust any property intended by the terms hereof to be covered thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the then Mortgaged Property.

         Section 4.14. SPECIFIC INDEMNITY. WITHOUT LIMITING THE LIABILITY OF GRANTOR FOR THE BREACH OF ANY WARRANTY, REPRESENTATION OR COVENANT HEREIN, GRANTOR AGREES TO PROTECT, DEFEND, INDEMNIFY AND HOLD BENEFICIARY HARMLESS FROM AND AGAINST AND TO REIMBURSE BENEFICIARY WITH RESPECT TO ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION, LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, FIXED OR CONTINGENT, WITHOUT LIMIT AND WITHOUT REGARD TO THE CAUSE OR CAUSES THEREOF EXCEPT FOR THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF BENEFICIARY, ASSERTED AGAINST OR INCURRED BY BENEFICIARY AT ANY TIME ARISING OUT OF THE BREACH OF ANY WARRANTY, REPRESENTATION OR COVENANT OF GRANTOR SET FORTH HEREIN, AND IRRESPECTIVE OF WHETHER THE SECURED INDEBTEDNESS HAS BEEN PAID OR THIS DEED OF TRUST HAS BEEN RELEASED, IRRESPECTIVE OF WHETHER BENEFICIARY HAS COMMITTED NEGLIGENCE, IT BEING SPECIFICALLY INTENDED BY GRANTOR AND BENEFICIARY THAT ALL INDEMNITY

OBLIGATIONS AND LIABILITIES ASSUMED BY GRANTOR HEREUNDER BE WITHOUT LIMIT AND WITHOUT REGARD TO THE CAUSE OR CAUSES THEREOF (INCLUDING PREEXISTING CONDITIONS), STRICT LIABILITY, OR THE NEGLIGENCE OF ANY PARTY OR PARTIES (INCLUDING BENEFICIARY), WHETHER SUCH NEGLIGENCE BE SOLE, JOINT OR CONCURRENT, ACTIVE OR PASSIVE. THE PARTIES SPECIFICALLY INTEND THAT, PURSUANT TO THIS
SECTION 4.14, BENEFICIARY IS TO BE INDEMNIFIED AGAINST BENEFICIARY'S OWN NEGLIGENCE; HOWEVER, BENEFICIARY IS NOT AND SHALL NOT BE INDEMNIFIED FROM ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. THE FOREGOING INDEMNITY APPLIES, WITHOUT LIMITATION, TO ANY LEGAL REQUIREMENT PERTAINING TO HEALTH OR THE ENVIRONMENT, REGARDLESS OF WHETHER THE ACT, OMISSION, EVENT OR CIRCUMSTANCE CONSTITUTED A VIOLATION OF SUCH LEGAL REQUIREMENT AT THE TIME OF ITS EXISTENCE OR OCCURRENCE, INCLUDING, WITHOUT LIMITATION, ANY VIOLATION OF CERCLA OR RCRA OR TSCA AND IS CUMULATIVE OF THE INDEMNITY CONTAINED IN SECTION 10.23 HEREOF.

         Section 4.15. Violations. Grantor shall not use, maintain, operate or occupy, or allow the use, maintenance, operation or occupancy of the Mortgaged Property or any portion thereof in any manner which (a) violates any Requirement of Law, (b) may be dangerous unless safeguarded as required by law, (c) constitutes a public or private nuisance, or (d) makes void, voidable or cancelable, or increases the premium of any insurance then in force.

         Section 4.16. Alterations. Grantor will not commit or permit any waste of the Mortgaged Property and shall not, (subject to the provisions of Section 4.2) without the prior written consent of Beneficiary, make or permit to be made any alterations or additions to the Mortgaged Property.

         Section 4.17. Replacement of Fixtures and Personal Property. Grantor shall not, without the prior written consent of Beneficiary, permit any of the fixtures or Personal Property to be removed at any time from the Mortgaged Property unless the removed item is removed temporarily for maintenance and repair or, if removed permanently, is immediately replaced by an article of equal suitability and value, owned by Grantor, free and clear of any Lien or security interest (subject only to Permitted Mortgage Property Liens).

         Section 4.18. No Further Encumbrances. Except with prior written approval of Beneficiary and except as expressly permitted by any of the Loan Documents, Grantor shall not, without the prior written consent of Beneficiary, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any Lien, regardless of whether the same are expressly subordinate to the liens of the Security Documents, related to the Mortgaged Property, the Leases or the Rents, other than the Permitted Mortgaged Property Liens. Grantor shall not initiate, join in, or consent to any change in restrictive covenants, zoning ordinances or other private or public restrictions limiting or defining the uses that may be made of the Mortgaged Property or any part thereof or any easements or other agreements benefitting the Mortgaged Property without the prior written consent of Beneficiary. Furthermore, Grantor shall not grant any easement, right-of-way, drill site designation, or mineral lease or conduct any mineral development without the prior written consent of Beneficiary.


                                   ARTICLE 5

                         EVENTS OF DEFAULT AND REMEDIES

         Section 5.1. Event of Default. The term "Event of Default", as used in this Deed of Trust, shall mean the occurrence or happening, at any time and from time to time, of an Event of Default as defined in the Credit Agreement:

         Section 5.2. Remedies.

                  (a) Rights of Beneficiary; Rights of Entry; Rights of Sale. Upon the occurrence and during the continuance of any Event of Default, in addition to all other powers, rights and remedies herein granted or by law or at equity conferred, Beneficiary, in its sole discretion and at its sole election and without further demand, may do (or direct Trustee to do) any one or more of the following in any order or manner that Beneficiary elects, it being expressly understood that no remedy provided herein is intended to be exclusive of any other remedy provided herein or in any of the other Loan Documents, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given herein or now or hereafter existing under applicable laws, rules or regulations (including all rights and remedies provided under the applicable provisions of the laws of the state in which the Land is located):

                           (i) Beneficiary may either foreclose upon all or any
                  portion of the Mortgaged Property or direct Trustee to sell all or any portion of the Mortgaged Property pursuant to the power of sale granted to Trustee herein (the power of sale permitted and provided by Virginia law being hereby expressly granted by Grantor to Trustee) with respect to all or any portion of the Mortgaged Property, provided that Beneficiary may proceed or cause Trustee to proceed as to both real and personal property in accordance with its and their rights and remedies as to real property as required by applicable laws, rules and regulations, and no such sale shall affect any other rights which either Trustee or Beneficiary may have or enjoy at law or pursuant to this Deed of Trust, including the right to seek a personal or deficiency judgment against Grantor. Foreclosure through Trustee will be initiated by Beneficiary's filing of its notice of election and demand for sale with Trustee. Upon the filing of such notice of election and demand for sale, Trustee shall promptly comply with all notice and other requirements of the laws of Virginia then in force with respect to such sales and shall give four weeks' public notice of time and place of such sale by advertisement weekly in some newspaper of general circulation then published in the County or City and County in which the Land is located. Any sale conducted by Trustee pursuant to these provisions shall be held at the front door of the county courthouse for such County or City and County, or on the Land, or at such other place as similar sales are then customarily held in such County or City and County, provided that the actual place of sale shall be specified in the notice of sale. Upon final completion of such sale, the officer conducting the sale shall execute and deliver to the purchaser at such sale a certificate of purchase, which shall describe the property sold to such purchaser and shall state that upon the expiration of the applicable periods for redemption, if any, the holder of such certificate will be entitled to a deed to the property described in the certificate. After the expiration of all applicable periods of redemption, unless the property sold has been redeemed by Grantor, the officer who conducted such sale shall, upon request, execute and deliver an appropriate deed to the holder of the certificate of purchase or the last certificate of redemption as the case may be, and such deed shall operate to divest Grantor and all persons claiming under Grantor of all right title and interest, whether legal or equitable, in the property described in the deed. In addition, Beneficiary shall have all of the rights and remedies of a beneficiary under a deed of trust granted, conferred or permitted by applicable laws, rules or regulations, and shall, to the extent permitted by applicable laws, rules or regulations, have the right and power, but not the obligation, to enter upon and take immediate possession of the Land or any part thereof, without interference from Grantor, to exclude Grantor therefrom, to hold, use, operate, manage and control such real property, to make all such repairs, replacements, additions and improvements to the same as Beneficiary in its sole discretion deems necessary, and to demand, collect and retain the Rents as provided in Article 2 hereof.

                           (ii) Beneficiary or Trustee, with respect to any or
                  all of the Mortgaged Property, in lieu of or in addition to exercising any other power, right or remedy herein granted or by law or equity conferred, may, without notice, demand or declaration of default, which are hereby waived by Grantor, and without regard to the solvency of Grantor and without regard to the then value of the Mortgaged Property, proceed by an action or actions in equity or at law for the seizure and sale of the Mortgaged Property or any part thereof, for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power, right or remedy herein granted or by law or equity conferred, for the foreclosure or sale of the Mortgaged Property or any part thereof under the judgment or decree of any court of competent jurisdiction, for the appointment of a receiver (without any requirement to post a receiver's bond and without regard to the value of the Mortgaged Property or solvency of Grantor) pending any foreclosure hereunder or the sale of any Mortgaged Property or any part thereof or for the enforcement of any other appropriate equitable or legal remedy. Such receiver shall have the power to collect the Rents, issues, profits, earnings, and income from the Mortgaged Property and shall have all other powers which may be necessary or usual in such cases for the protection, possession, control, management and operation of the Mortgaged Property. Such receiver may apply the net income from the Mortgaged Property as payment of the Secured Indebtedness secured hereby in the manner and order set forth in the applicable Loan Documents. Grantor agrees that a receiver may be appointed without any notice to Grantor whatsoever and hereby waives notice.

                           (iii) Beneficiary shall have all of the rights and
                  remedies of an assignee and secured party granted by applicable laws, rules or regulations, including the Uniform Commercial Code in effect in the Commonwealth of Virginia (the "UCC"), and shall, to the extent permitted by applicable laws, rules or regulations, have the right and power, but not the obligation, to take possession of the Personal Property, and for that purpose Beneficiary may enter upon any premises on which any or all of the Personal Property is located and take possession of and operate such Personal Property or remove the same therefrom. Beneficiary, pursuant to Section 8.9A-604(a) of the UCC, as such Section is currently constituted or may be hereafter amended, shall have the option of proceeding under the UCC as to that portion of the Property constituting personal property or of proceeding as to the Property and without regard to the adequacy of Beneficiary's security for the Secured Indebtedness, or any part or component thereof, including both the real and personal property, in accordance with Beneficiary's rights and remedies in respect of the real property. Beneficiary may require Grantor to assemble the Personal Property and make it available to Beneficiary at a place to be designated by Beneficiary which is reasonably convenient to both parties. The following presumptions shall exist and shall be deemed conclusive with regard to the exercise by Beneficiary of any of its remedies with respect to the Personal Property:

                                    (A) If notice is required by applicable
                           laws, rules or regulations, ten (10) days' prior written notice of the time and place of any public sale or of the time after which any private sale or any other intended disposition thereof is to be made shall be reasonable notice to Grantor. No such notice is necessary if such property is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market.

                                    (B) Without in any way limiting the right
                           and authority of Beneficiary to sell or otherwise dispose of the Personal Property in a commercially reasonable manner, the following, or any of them, shall be considered commercially reasonable: (1) Beneficiary may hold a public sale of any intangible items, rights or interests included as part of the Personal Property in the city, town, county or parish where the Personal Property is located or in the city, town, county or parish where the Premises to which such Personal Property relates, if any, is located, and may hold a public sale of all tangible items of the Personal Property in the city, town, county or parish where the Personal Property is located, after having provided Grantor with ten (10) days' notice of such sale and after having published notice of such sale by an advertisement not less than three inches in height and one column in width in a newspaper of general circulation where the Personal Property is located or where the Premises to which such Personal Property relates, if any, is located, as Beneficiary determines to be appropriate (which advertisement may be placed in the "classified" section), for a period of not less than five issues commencing not more than ten days prior to the sale;
                           (2) the Personal Property may be sold for cash; and
                           (3) Beneficiary or any other person owning, directly or indirectly, any interest in any of the Secured Indebtedness may be a purchaser at such sale.

                                    (C) If Beneficiary in good faith believes
                           that any state or Federal law prohibits or restricts the customary manner of sale or distribution of any of such property, Beneficiary may sell such property privately in a commercially reasonable manner or in any other commercially reasonable manner deemed advisable by Beneficiary at such price or prices as Beneficiary determines in the sole discretion of Beneficiary. Grantor recognizes that such prohibition or restriction may cause such property to have less value than it otherwise would have and that, consequently, such sale or disposition by Beneficiary may result in a lower sales price than if the sale were otherwise held.

                           (iv) Subject to applicable laws, rules and
                  regulations, Beneficiary or Trustee may postpone the sale of such Mortgaged Property or interests therein or any part thereof by public announcement at the time and place of such sale, and from time to time thereafter may further postpone such sale by public announcement made at the time of sale fixed by the preceding postponement. Sale of a part of the Mortgaged Property or interests therein or any defective or irregular sale hereunder will not exhaust the power of sale, and sales may be made from time to time until all such property is sold without defect or irregularity or the Secured Indebtedness are paid and performed in full. Beneficiary or Trustee shall have the right to appoint one or more auctioneers or attorneys-in-fact to act in conducting the foreclosure sale and executing a deed to the purchaser. It shall not be necessary for any of the Mortgaged Property at any such sale to be physically present or constructively in the possession of Beneficiary or Trustee and, subject to applicable laws, rules and regulations, Grantor shall deliver all of the Mortgaged Property to the purchaser at such sale. If it should be impossible or impracticable to take actual delivery of the Mortgaged Property, then the title and right of possession to the Mortgaged Property shall pass to the purchaser at such sale as completely as if the same had been actually present and delivered. Nothing herein dealing with foreclosure procedures which specifies any particular actions to be taken by Trustee or Beneficiary shall be deemed to contradict the requirements and procedures (now or hereafter existing) of Virginia law, and any such contradiction shall be resolved in favor of Virginia law applicable at the time of foreclosure.

                           (v) Beneficiary or Trustee may, personally or by
                  their respective agents or attorneys, take such steps to protect and enforce their rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Notes, in this Deed of Trust or in any of the other Loan Documents or in aid of the execution of any power herein or therein granted, or sale of the Mortgaged Property as herein permitted or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Beneficiary or Trustee shall elect.

                           (vi) In the event Grantor shall fail to pay any
                  amounts due and owing in accordance with the terms of this Deed of Trust, the Credit Agreement or the other Loan Documents, Beneficiary, at its right and option, may institute an action or proceeding at law or in equity for the collection of any sums due and unpaid and may prosecute any such action or proceeding to judgment or final decree. Beneficiary may enforce any such judgment or final decree against Grantor as provided in this Deed of Trust, and against any guarantor of the Secured Indebtedness as provided in any guarantee. Beneficiary may collect monies adjudged or decreed to be payable to Beneficiary and shall be entitled to recover such judgment either before, after or during the pendency of any proceeding for the enforcement of the provisions of this Deed of Trust or any such guarantee. The right of Beneficiary to recover such judgment shall not be affected by any entry or sale, by the exercise of any other right, power or remedy provided by and for the enforcement of the provisions of this Deed of Trust or of the Loan Documents or the foreclosure of the Lien hereof or sale of the Mortgaged Property hereunder. In case of insolvency or bankruptcy proceedings against Grantor or any reorganization or liquidation proceedings, Beneficiary shall be entitled to prove the whole amount of Secured Indebtedness due and owing under this Deed of Trust and any of the other Loan Documents without deducting therefrom any proceeds obtained from the sale of the whole or any part of the Mortgaged Property; provided, however, that in no instance shall Beneficiary receive a greater amount than the Secured Indebtedness and any other payments, charges or costs due and owing to Beneficiary under any of the Loan Documents from the aggregate amount of the proceeds of the sale of the Mortgaged Property and the distribution from the estates of Grantor.

                           (vii) For purposes of any statutory or other
                  requirement that the "original evidence" of the debt secured by this Deed of Trust be presented at any time to Trustee, an originally-signed counterpart of the Credit Agreement shall constitute the only such "original evidence" that need be produced.

                  (b) Right to Purchase. Beneficiary (or any other person owning, directly or indirectly, any interest in any of the Secured Indebtedness) and its agents and attorneys shall have the right to become the purchaser at any sale made pursuant to the provisions of this Article 5 and shall have the right to credit upon the amount of the bid made therefor the amount payable to it out of the net proceeds of such sale. All other sales shall be, to the extent permitted by applicable laws, rules or regulations, on a cash basis. Recitals contained in any conveyance to any purchaser at any sale made hereunder will conclusively establish the truth and accuracy of the matters therein stated, including without limitation nonpayment of the Secured Indebtedness and advertisement and conduct of such sale in the manner provided herein or provided by law. Grantor does hereby ratify and confirm all legal acts that Beneficiary may do in carrying out the provisions of this Deed of Trust.

                  (c) Conveyance of Title Upon Sale. Any sale of the Mortgaged Property or any part thereof in accordance with the provisions of this
         Article 5 will operate to divest all right, title, interest, claim and demand of Grantor in and to the property sold and will be a perpetual bar against Grantor. Nevertheless, if requested by Beneficiary or Trustee so to do, Grantor shall join in the execution, acknowledgement and delivery of all proper conveyances, assignments and transfers of the property so sold. Subject to applicable laws, rules and regulations, any purchaser at a foreclosure sale will receive immediate possession of the property purchased, and Grantor agrees that if Grantor retains possession of the property or any part thereof subsequent to such sale, Grantor will be considered a tenant at sufferance of the purchaser, and will, if Grantor remains in possession after demand to remove, be guilty of forcible detainer and will be subject to eviction and removal, forcible or otherwise, with or without process of law, and all damages to Grantor by reason thereof are hereby expressly waived by Grantor.

                  (d) Waiver of Rights and Defenses. Grantor acknowledges that it is aware of and has had the advice of counsel of its choice with respect to its rights under applicable laws, rules and regulations with respect to this Deed of Trust, the Secured Indebtedness and the Mortgaged Property. Nevertheless, Grantor hereby (i) waives and relinquishes (to the maximum extent permitted by applicable laws, rules or regulations) and (ii) agrees that Grantor shall not (subject to any mandatory requirements of applicable laws, rules and regulations) at any time hereafter have or assert, any right under any applicable laws, rules or regulations pertaining to: marshalling, whether of assets or Liens, the sale of property in the inverse order of alienation, the exemption of homesteads, the administration of estates of decedents, appraisement, valuation, stay, extension, redemption, statutory right of redemption, the maturing or declaring due of the whole or any part of the Secured Indebtedness, notice of intention of such maturing or declaring due, other notice (whether of defaults, advances, the creation, existence, extension or renewal of any of the Secured Indebtedness or otherwise, except for rights to notices expressly granted in the Credit Agreement, herein or in the other Loan Documents), subrogation, or abatement, suspension, deferment, diminution or reduction of any of the Secured Indebtedness (including set-off), now or hereafter in force.

                  (e) Right to Subordinate. Beneficiary, at its option, is authorized to foreclose this Deed of Trust or sell the Mortgaged Property or any portion thereof, subject to the rights of any tenants of the Mortgaged Property, and the failure to make any such tenants parties to any such foreclosure or sale proceedings and to foreclose their rights will not be, nor be asserted by Grantor to be, a defense to any proceedings instituted by Beneficiary or Trustee to collect the Secured Indebtedness.

                  (f) Right to Preserve Secured Indebtedness. Beneficiary shall, to the extent permitted by applicable laws, rules or regulations, have the option to proceed with foreclosure or to exercise or cause Trustee to exercise the power of sale in satisfaction of any installment or part of the Secured Indebtedness that has not been paid or performed without declaring the whole of the Secured Indebtedness as immediately mature, and such foreclosure or sale may be made subject to the unmatured part of the Secured Indebtedness, and it is agreed that such foreclosure, if so made, shall not in any manner affect the unmatured part of the Secured Indebtedness, but as to such unmatured part of the Secured Indebtedness, this Deed of Trust and the Credit Agreement shall remain in full force and effect just as though no foreclosure or sale had been made. Several foreclosures or sales may be made without exhausting the right of foreclosure or the power of sale for any unmatured part of the Secured Indebtedness, it being the purpose to provide for a foreclosure and sale of the security for any matured portion of the Secured Indebtedness without exhausting the power of foreclosure and the power to sell the Mortgaged Property for any other part of the Secured Indebtedness.

                  (g) No Waiver. No delay or omission of Beneficiary or Trustee to exercise any right or power accruing upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such right or power or any such Event of Default or an acquiescence thereto. Every power and remedy provided by this Deed of Trust may be exercised, from time to time, as often as may be deemed expedient by Beneficiary or Trustee. Nothing in this Deed of Trust, the Notes or any of the other Loan Documents shall affect the obligation of Grantor to pay and perform the Secured Indebtedness in the manner and at the time and place, respectively, expressed therein.

                  (h) Right to Discontinue Proceedings. If Beneficiary or Trustee shall have proceeded to enforce any right or remedy under this Deed of Trust by foreclosure, entry or otherwise and such proceedings shall have been discontinued or abandoned for any reason or such proceedings shall have resulted in a final determination adverse to Beneficiary or Trustee, then and in every such case Grantor, Beneficiary and Trustee shall be restored to their former positions and rights hereunder, and all rights, power and remedies of Beneficiary and Trustee shall continue as if no such proceedings had occurred or had been taken.

                  (i) Notices to Third Parties. Beneficiary shall have the right, but not the obligation, to notify franchisors or ground lessors of any Event of Default or any exercise of remedies by Beneficiary or Trustee hereunder, and Beneficiary shall have the right, but not the obligation, to notify other third parties, to the extent it is obligated to do so by law or contract, of any Event of Default or exercise of remedies by Beneficiary or Trustee hereunder, whether or not Beneficiary has agreed with any franchisor, ground lessor or other third party to provide such notice.

         Section 5.3. Costs and Expenses. All costs and expenses as specified in
Section 9.4 of the Credit Agreement shall be promptly paid by Grantor in accordance therewith. All such costs, expenses and interest, shall be part of the Secured Indebtedness and shall be secured by this Deed of Trust.

         Section 5.4. Additional Rights of Beneficiary. Beneficiary shall have the right, at its election, to exercise any and all other remedies in the Credit Agreement or in any of the Loan Documents or available at law or in equity.

         Section 5.5. Application of Proceeds.

                  (a) The proceeds of any sale of the Mortgaged Property or any part thereof made pursuant to this Article 5 shall be applied as follows:

                           FIRST: to the payment of all costs and expenses of
                  such sale, including reasonable expenses of Beneficiary and its agents including the reasonable fees and expenses of its counsel, and all expenses, liabilities and advances made or incurred by Beneficiary in connection therewith or pursuant to
                  Section 5.4 hereof;

                           SECOND: to Beneficiary for application in payment in
                  full of the Secured Indebtedness in accordance with Section 8b(ii) of the Security Agreement; and

                           THIRD: after payment in full of all of the Secured
                  Indebtedness, to Grantor, or its successors or assigns, or to whosoever may be lawfully entitled to receive the same as a court of competent jurisdiction may direct the payment of any surplus then remaining;

         provided, however, that if applicable laws, rules and regulations require such proceeds to be paid or applied in a manner other than as set forth above in this Section 5.4(a), then such proceeds shall be paid or applied in accordance with such applicable laws, rules and regulations.

                  (b) Upon any sale made under the powers of sale herein granted and conferred, the receipt of Beneficiary or Trustee will be sufficient discharge to the purchaser or purchasers at any sale for the purchase money, and such purchaser or purchasers and the heirs, devisees, personal representatives, successors and assigns thereof will not, after paying such purchase money and receiving such receipt of Beneficiary or Trustee, be obligated to see to the application thereof or be in any way answerable for any loss, misapplication or non-application thereof.


                                   ARTICLE 6

                                  CONDEMNATION

         Section 6.1. General. Immediately upon its obtaining knowledge of the institution of any proceeding, or threatened proceeding, for a condemnation affecting the Mortgaged Property, Grantor shall notify Beneficiary of such fact. Grantor shall upon the institution of any such proceeding, if requested by Beneficiary, file or defend its claim thereunder and pursue the defense with due diligence to its final disposition and shall cause any awards or settlements to be paid over to Beneficiary for disposition pursuant to the terms of this Deed of Trust. Grantor may be the nominal party in such proceeding but Beneficiary shall be entitled to participate in and to control the same and to be represented therein by counsel of its own choice, and Grantor will deliver, or cause to be delivered, to Beneficiary such instruments as may be requested by it from time to time to permit such participation. Beneficiary shall in no event be liable or responsible for failure to collect, or failure to exercise diligence in the collection of, any condemnation proceeds, judgments, decrees or awards. If the Mortgaged Property is taken or diminished in value, or if a consent settlement is entered, by or under threat of such proceeding, the award or settlement payable to Grantor by virtue of its interest in the Mortgaged Property shall be, and is hereby, assigned, transferred and set over unto Beneficiary to be held by it, subject to the lien and security interest of this Deed of Trust, and disbursed as follows:

                  (a) if (i) all of the Mortgaged Property is taken, (ii) so much of the Mortgaged Property is taken, or the Mortgaged Property is so diminished in value, that the remainder thereof cannot (in Beneficiary's sole and absolute discretion) continue to be operated profitably for the purpose for which it was being used immediately prior to such taking or diminution, (iii) an Event of Default shall have occurred and is continuing, or (iv) the Mortgaged Property is partially taken or diminished in value and (in Beneficiary's sole and absolute discretion) need not be rebuilt, restored or repaired in any manner, then in any such event the entirety of the sums so paid to Beneficiary shall be applied by it in the order recited in Section 6.2; or

                  (b) if (i) only a portion of the Mortgaged Property is taken and the portion remaining can (in Beneficiary's sole and absolute discretion), with rebuilding, restoration or repair, be profitably operated for the purpose referred to in Section 6.1(a)(ii), (ii) none of the other facts recited in Section 6.1(a) exists, (iii) Grantor shall deliver to Beneficiary plans and specifications for such rebuilding, restoration or repair acceptable to Beneficiary and comply with such other reasonable terms and conditions relating thereto which Beneficiary may then require, (iv) Grantor shall thereafter commence the rebuilding, restoration or repair and complete same, all in accordance with the plans and specifications approved by Beneficiary, then such sums shall be paid to Grantor, from time to time (but no more frequently than monthly) during the rebuilding, restoration or repair process as requested by Grantor, to reimburse Grantor for money spent in the rebuilding, restoration or repair and any excess funds shall be applied to the principal balance of the Secured Indebtedness, provided that such restoration or repair shall be substantially completed within six (6) months after the date of the taking or diminution in value or such earlier time as may be required by any of the Leases, otherwise the same shall be applied by Beneficiary in the order recited in
         Section 6.2.

         Section 6.2. Application of Proceeds. All proceeds received by Beneficiary with respect to a taking or a diminution in value of the Mortgaged Property shall be applied in the following order of priority:

                  (a) first, to reimburse Trustee or Beneficiary for all reasonable costs and expenses, including attorneys' fees, incurred in connection with collection of such proceeds;

                  (b) second, to Beneficiary for application in payment in full of the Secured Indebtedness in accordance with Section 2.7 of the Credit Agreement; and

                  (c) thereafter, if there shall be any balance, to the Grantor.


                                   ARTICLE 7

                               SECURITY AGREEMENT

         Section 7.1. Security Interest. This Deed of Trust shall be construed as a deed of trust on real property and it shall also constitute and serve as a security agreement on all property and property rights covered by Chapter 9 of the UCC. Accordingly, Grantor hereby grants, bargains, conveys, assigns, transfers and sets over unto Beneficiary a first and prior security interest on all of Grantor's right, title and interest in and, to the Personal Property, subject only to Permitted Liens to secure the full and timely payment of, and the full and timely performance and discharge of, the Secured Indebtedness.

         Section 7.2. Financing Statements. Grantor hereby agrees with Beneficiary to execute and deliver to Beneficiary, in form and substance satisfactory to Beneficiary, such financing statements and further assurances as Beneficiary may, from time to time consider reasonably necessary to attach, perfect, and continue Beneficiary's security interest herein granted, and Beneficiary may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest. Grantor represents and warrants that

         7.2. Grantor is a Virginia corporation, having the federal employer identification number and the Virginia organizational identification number shown next to its signature below, and the name of Grantor on the signature page of this Deed of Trust is the true and complete name of Grantor as set forth on the Certificate of Incorporation of the Grantor as filed in the office of the Secretary of State of the Commonwealth of Virginia. By the execution and delivery hereof, Grantor hereby authorizes Beneficiary to file any financing statements as to the Property pursuant to Section 8.9A-509 of the UCC.

         Section 7.3. Uniform Commercial Code Remedies. Beneficiary (or Trustee on Beneficiary's behalf) shall have all the rights and remedies with respect to the Personal Property and Fixtures (as defined by the UCC) afforded a secured party by Chapter 9 of the UCC in addition to, and not in limitation of, the other rights and remedies afforded Beneficiary and/or Trustee by the Security Documents. In exercising its rights and remedies under Article 7 of this Deed of Trust, Beneficiary may proceed separately as to the Personal Property and Fixtures (or any of them) or Beneficiary may proceed as to all (or any of them) with respect to the foreclosure provisions contained in Article 5.

         Section 7.4. Fixture Filing. Portions of the Property are or will become fixtures relating to the Land, and Grantor expressly covenants and agrees that the filing of this Deed of Trust in the Real Property Records in the county where the Mortgaged Property is located shall also operate from the time of filing therein as a financing statement in accordance with Section 8.9A-502(c) of the UCC. Grantor shall not change Grantor's name without the prior express written consent of Beneficiary. The name of the record owner of the Land covered hereby is the party or parties defined herein as Grantor.

         Section 7.5. No Mortgagee in Possession. The security interest granted herein shall not be construed or deemed to constitute Beneficiary or Trustee as a trustee or mortgagee in possession of the Mortgaged Property so as to obligate Beneficiary or Trustee to lease the Mortgaged Property or attempt to do the same, or to take any action, incur any expenses or perform or discharge any obligation, duty or liability with respect to the Mortgaged Property or any part thereof or otherwise.


                                   ARTICLE 8

                             CONCERNING THE TRUSTEE

         Section 8.1. No Liability. Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's bad faith. Trustee shall not be personally liable in case of entry by him, or anyone entering by virtue of the powers herein granted him, upon the Mortgaged Property for debts contracted or liability or damages incurred in the management or operation of the Mortgaged Property. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him which he believes in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by him in the performance of his duties hereunder and to reasonable compensation for his services. Grantor will save the Trustee harmless against, any and all liability and expenses which may be incurred by him in the performance of his duties. The conveyances, assignments and grants of security interests set forth in this Deed of Trust shall not be deemed or construed to constitute Trustee or Beneficiary as a trustee in possession of the Mortgaged Property, to obligate Trustee or Beneficiary to lease or attempt to lease any portion of the Mortgaged Property, or to take any action, incur any expense or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise. Grantor acknowledges that Trustee has no fiduciary or other responsibility to Grantor.

         Section 8.2. Retention of Moneys. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder.

         Section 8.3. Substitute Trustees. In the event that the Trustee shall die, resign or become disqualified from acting in the execution of this trust or shall fail or refuse to execute the same when requested by Beneficiary, or if, for any reason, Beneficiary shall prefer to appoint a substitute trustee to act instead of the then acting or named Trustee, the holder or holders of not less than a majority in amount of the Secured Indebtedness shall have the right at any time or times (with or without cause) to remove the Trustee then acting, and a substitute Trustee may be named, constituted and appointed by the holder or holders of no less than a majority in amount of the Secured Indebtedness, without formality other than an appointment and designation in writing. The appointment and designation in writing shall be full evidence of the right and authority to make such appointment and designation and of all of the facts therein recited; and this conveyance shall vest in the substitute Trustee, the title, powers and duties conferred on the original Trustee and the conveyance by the substitute Trustee to the purchaser at a foreclosure sale shall be equally valid and effective; and such right to appoint a substitute Trustee shall exist as often and whenever the Trustee, original or substitute, has been removed. The Trustee or substitute Trustee may appoint or delegate any one or more persons as agents to perform any act or actions necessary or incident to any sale held by the Trustee or substitute Trustee, including the posting of notices and the conduct of the sale.

         Section 8.4. Replaced Trustees. Without limiting the provisions of
Section 8.3, upon the written request of Beneficiary, the Trustee ceasing to act shall execute and deliver an instrument transferring to the next substitute Trustee, all the estates, properties, rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute Trustee so appointed in its or his place.

         Section 8.5. INDEMNIFICATION OF TRUSTEE. EXCEPT FOR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, TRUSTEE SHALL NOT BE LIABLE FOR ANY ACT OR OMISSION OR ERROR OF JUDGMENT.

TRUSTEE MAY RELY ON ANY DOCUMENT BELIEVED BY HIM IN GOOD FAITH TO BE GENUINE. ALL MONEY RECEIVED BY TRUSTEE SHALL, UNTIL USED OR APPLIED AS HEREIN PROVIDED, BE HELD IN TRUST, AND TRUSTEE SHALL NOT BE LIABLE FOR INTEREST THEREON. GRANTOR SHALL INDEMNIFY TRUSTEE AGAINST ALL LIABILITY, DAMAGES, CLAIMS, COSTS AND EXPENSES THAT HE MAY SUFFER OR INCUR IN THE PERFORMANCE OF HIS DUTIES HEREUNDER EXCEPT THOSE RESULTING FROM HIS GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.


                                   ARTICLE 9

                               HAZARDOUS MATERIALS

         Section 9.1. Definitions. For the purposes of this Deed of Trust, Grantor, Beneficiary and Trustee agree that, unless the context otherwise specifies or requires, the following terms shall have the meaning herein specified:

                  (a) "Hazardous Materials" shall mean (i) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976 (42 U.S.C. ss. 6901, et seq.), as amended from time to time, and regulations promulgated thereunder; (ii) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. ss. 9601, et seq.), as amended from time to time, and regulations promulgated thereunder; (iii) asbestos, polychlorinated biphenyls or other substances specifically regulated under the Toxic Substances Control Act (15 U.S.C. ss. 2601, et seq.), as amended from time to time, and regulations promulgated thereunder;
         (iv) storage tanks, whether or not underground and whether empty, filled or partially filled with any substance, (v) the presence of oil, petroleum products and their by-products; (vi) any substance the presence of which on the Mortgaged Property is prohibited by any Governmental Authority or which is hereafter classified by any Governmental Authority as a hazardous or toxic waste, material, substance, or similar phraseology; and (vii) any other substance which by any Governmental Authority requires special handling or notification of any Governmental Authority in its collection, storage, treatment, or disposal.

                  (b) "Hazardous Materials Contamination" shall mean the contamination (whether formerly existing, presently existing or hereafter occurring) of any buildings or improvements located on the Land, facilities, soil, groundwater, air or other elements on or of the Mortgaged Property by Hazardous Materials, or the contamination of the buildings, facilities, soil, groundwater, air or other elements on or of any other property as a result of Hazardous Materials at any time (whether before or after the date of this Deed of Trust) emanating from the Mortgaged Property.

         Section 9.2. Grantor's Warranties. Grantor hereby represents and warrants that:

                  (a) No Hazardous Materials are now located on the Mortgaged Property, and neither Grantor nor to the best of Grantor's knowledge, any other Person has ever caused or permitted any Hazardous Materials to be placed, held, located or disposed of on, under, from or at the Mortgaged Property or any part thereof;

                  (b) No part of the Mortgaged Property is being used or, to the best of Grantor's knowledge, has ever been used at any previous time for the disposal, storage, treatment, processing or other handling of Hazardous Materials, nor is any part of the Mortgaged Property affected by any Hazardous Materials Contamination;

                  (c) To the best of Grantor's knowledge, no property adjoining or adjacent to the Mortgaged Property is being used, or, to the best of Grantor's knowledge, has ever been used at any previous time for the disposal, storage, treatment, processing or other handling of Hazardous Materials nor is any other property adjoining the Mortgaged Property affected by Hazardous Materials Contamination;

                  (d) No investigation, administrative order, consent order and agreement, litigation or settlement with respect to Hazardous Materials or Hazardous Materials Contamination of which Grantor is aware is proposed, threatened, anticipated or in existence with respect to the Mortgaged Property. The Mortgaged Property is not currently on and has never been on, any federal or state "Superfund" or "Superlien" list, and Grantor has no knowledge or any facts that, if known to Governmental Authorities, reasonably might be anticipated to cause Governmental Authorities to consider placing the Mortgaged Property on any such list;

                  (e) Grantor has not received any notice from any Governmental Authority with respect to any violation;

                  (f) The use which Grantor makes and intends to make of the Mortgaged Property will not result in the disposal or release of any Hazardous Materials on, in, from or to the Mortgaged Property;

                  (g) Grantor shall not cause any violation of any Requirement of Law, nor permit any environmental liens to be placed on any portion of the Mortgaged Property;

         Section 9.3. Grantor's Covenants. Grantor shall conduct and complete all investigations, studies, sampling and testing and all remedial, removal and other actions necessary to cleanup and remove Hazardous Materials on, in, from or affecting any portion of the Mortgaged Property (a) in accordance with all Requirement of Law, (b) to the reasonable satisfaction of Beneficiary, and (c) in accordance with the orders and directives of all Governmental Authorities. Grantor agrees to (a) give written notice to Beneficiary immediately upon Grantor's acquiring knowledge of the presence of any Hazardous Materials on the Mortgaged Property or of any Hazardous Materials

Contamination with a full description thereof; (b) promptly comply with any Requirement of Law requiring the removal, treatment or disposal of such Hazardous Materials or Hazardous Materials Contamination and provide Beneficiary with satisfactory evidence of such compliance and, upon request of Beneficiary, to provide from time to time during the course of any such work, Site Assessments (as hereinafter defined) verifying such compliance; and (c) provide Beneficiary, within ten (10) days after demand by Beneficiary, with a bond, letter of credit or similar financial assurance evidencing to Beneficiary's reasonable satisfaction that the necessary funds are available to pay the cost of removing, treating and disposing of such Hazardous Materials or Hazardous Materials Contamination and discharging any assessments which Beneficiary reasonably anticipates may be established on the Mortgaged Property as a result thereof.

         Section 9.4. Site Assessments. If (a) Beneficiary (by its officers, employees and agents) at any time and from time to time, either prior to or after the occurrence of an Event of Default, (i) has a good faith belief that there may exist Hazardous Material Contamination, (ii) is required under regulations governing Beneficiary, (iii) commonly requires site assessments for properties similar to the Mortgaged Property (the cost of which shall be borne by Beneficiary if no Event of Default exists) (regardless of whether (i) or (ii) of this sentence exists), or (b) after the occurrence of an Event of Default, Beneficiary determines for any reason, in its sole discretion, that it would like to contract for the services of Persons (the "Site Reviewers") to perform environmental site assessments ("Site Assessments") on the Mortgaged Property for the purpose of determining whether there exists on or near the Mortgaged Property any environmental condition which could reasonably be expected to result in any liability, cost or expense to the owner, occupier or operator of such Mortgaged Property arising under any state, federal or local law, rule or regulation relating to Hazardous Materials, then such Site Assessments shall be performed at the cost of Grantor and the cost of the same shall be secured by the lien of this Deed of Trust and Security Agreement. The Site Assessments may be performed at any time or times, upon reasonable notice, and under reasonable conditions established by Grantor which do not impede the performance of the Site Assessments. The Site Reviewers are hereby authorized to enter upon the Mortgaged Property for such purposes. The Site Reviewers are further authorized to perform both above and below the ground testing for environmental damage or the presence of Hazardous Materials on the Mortgaged Property and such other tests on the Mortgaged Property as may be appropriate to conduct the Site Assessments in the reasonable opinion of the Site Reviewers. To the extent such information is in Grantor's possession, Grantor will supply to the Site Reviewers such historical and operational information regarding the Mortgaged Property as may be reasonably requested by the Site Reviewers to facilitate the Site Assessments and will make available for meetings with the Site Reviewers appropriate personnel having knowledge of such matters. On request, Beneficiary shall make the results of such Site Assessments fully available to Grantor, which (prior to an Event of Default) may at its election participate under reasonable procedures in the direction of such Site Assessments and the description of tasks of the Site Reviewers. The reasonable cost of performing such Site Assessments shall be paid by Grantor upon demand of Beneficiary and any such obligations shall be Secured Indebtedness secured by this Deed of Trust.

         Section 9.5. INDEMNIFICATION. REGARDLESS OF WHETHER ANY SITE ASSESSMENTS ARE CONDUCTED HEREUNDER, AND WITHOUT LIMITING THE LIABILITY OF GRANTOR FOR THE BREACH OF ANY WARRANTY OR REPRESENTATION CONTAINED IN ANY OTHER SECURITY DOCUMENT, GRANTOR SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS BENEFICIARY AND TRUSTEE FROM ANY AND ALL LIABILITIES (INCLUDING STRICT LIABILITY), ACTIONS, DEMANDS, PENALTIES, LOSSES, COSTS OR EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND EXPENSES, AND REMEDIAL COSTS), SUITS, COSTS OF ANY SETTLEMENT OR JUDGMENT AND CLAIMS OF ANY AND EVERY KIND WHATSOEVER WHICH MAY NOW OR IN THE FUTURE (WHETHER BEFORE OR AFTER THE RELEASE OR OTHER TERMINATION OF THIS DEED OF TRUST) BE PAID, INCURRED OR SUFFERED BY OR ASSERTED AGAINST BENEFICIARY OR TRUSTEE BY ANY PERSON OR ENTITY OR GOVERNMENTAL AGENCY FOR, WITH RESPECT TO, OR AS A DIRECT OR INDIRECT RESULT OF, THE PRESENCE ON OR UNDER, OR THE ESCAPE, SEEPAGE, LEAKAGE, SPILLAGE, DISCHARGE, EMISSION OR RELEASE FROM THE MORTGAGED PROPERTY OF ANY HAZARDOUS MATERIALS OR ANY HAZARDOUS MATERIALS CONTAMINATION OR ARISE OUT OF OR RESULT FROM THE ENVIRONMENTAL CONDITION OF THE MORTGAGED PROPERTY OR THE APPLICABILITY OF ANY LEGAL REQUIREMENTS RELATING TO HAZARDOUS MATERIALS (INCLUDING, WITHOUT LIMITATION, CERCLA OR ANY FEDERAL, STATE OR LOCAL SO-CALLED "SUPERFUND" OR "SUPERLIEN" LAWS, STATUTE, LAW, ORDINANCE, CODE, RULE, REGULATION, ORDER OR DECREE), REGARDLESS OF WHETHER OR NOT CAUSED BY OR WITHIN THE CONTROL OF GRANTOR. THE REPRESENTATIONS, COVENANTS, WARRANTIES AND INDEMNIFICATIONS CONTAINED IN THIS ARTICLE (I) SHALL SURVIVE THE RELEASE OF THIS DEED OF TRUST, THE FORECLOSURE OR OTHER TERMINATION OF THE LIEN OF THIS DEED OF TRUST OR CONVEYANCE IN LIEU THEREOF OR THE CONVEYANCE OF THE MORTGAGED PROPERTY (WITHOUT, IN ANY MANNER, IMPLYING, BENEFICIARY'S CONSENT TO ANY SUCH CONVEYANCE) AND (II) ARE NOT LIMITED BY ANY LIMITATION OF LIABILITY ON THE PART OF GRANTOR (OR ITS GENERAL PARTNERS OR ANY OTHER PARTIES, IF APPLICABLE) UNDER THE NOTE OR ANY OTHER SECURITY DOCUMENTS.

         Section 9.6. Beneficiary's Right to Remove Hazardous Materials. Beneficiary shall have the right, but not the obligation, subsequent to an Event of Default, without in any way limiting Beneficiary's other rights and remedies under this Deed of Trust, to enter onto the Mortgaged Property or to take such other actions as it deems necessary or advisable to cleanup, remove, resolve or minimize the impact of, or otherwise deal with, any Hazardous Materials or Hazardous Materials Contamination which Beneficiary has grounds to believe may be on the Mortgaged Property which, if true, could result in an order, suit, imposition of a Lien on the Mortgaged Property, or other action and/or which, in Beneficiary's sole opinion, could jeopardize Beneficiary's security under this Deed of Trust. All costs and expenses paid or incurred by Beneficiary in the exercise of any such rights shall be Secured Indebtedness secured by this Deed of Trust and shall be payable by Grantor upon demand.


                                   ARTICLE 10

                                  MISCELLANEOUS

         Section 10.1. Third-Party Pledge. To the extent Grantor is executing this Deed of Trust for the benefit of a third party obligated on the Secured Indebtedness (or any portion thereof), Grantor hereby waives all rights available to a surety at law or in equity including, without limitation, any rights of a surety to insist upon a creditor first exhausting all remedies against the original obligor of a debt or other collateral securing the Secured Indebtedness.

         Section 10.2. BENEFICIARY'S RIGHT TO PERFORM THE OBLIGATIONS. IF GRANTOR SHALL FAIL, REFUSE OR NEGLECT TO MAKE ANY PAYMENT OR PERFORM ANY ACT REQUIRED BY THE SECURITY DOCUMENTS, THEN AT ANY TIME THEREAFTER, AND WITH NOTICE TO OR DEMAND UPON GRANTOR (EXCEPT IN THE CASE OF AN EMERGENCY) AND WITHOUT WAIVING OR RELEASING ANY OTHER RIGHT, REMEDY OR RECOURSE BENEFICIARY MAY HAVE BY REASON THEREOF, BENEFICIARY MAY (BUT SHALL NOT BE OBLIGATED TO) MAKE SUCH PAYMENT OR PERFORM SUCH ACT FOR THE ACCOUNT OF AND AT THE REASONABLE EXPENSE OF GRANTOR, AND SHALL HAVE THE RIGHT TO ENTER THE MORTGAGED PROPERTY FOR SUCH PURPOSE AND TO TAKE ALL SUCH ACTION THEREON AND WITH RESPECT TO THE MORTGAGED PROPERTY AS IT MAY REASONABLY DEEM NECESSARY OR APPROPRIATE. GRANTOR SHALL INDEMNIFY BENEFICIARY FOR ALL LOSSES, EXPENSES, DAMAGE, CLAIMS AND CAUSES OF ACTION, INCLUDING REASONABLE ATTORNEYS' FEES, INCURRED OR ACCRUING BY REASON OF ANY ACTS PERFORMED BY BENEFICIARY PURSUANT TO THE PROVISIONS OF THIS SECTION
10.2 OR BY REASON OF ANY OTHER PROVISION IN THE SECURITY DOCUMENTS. ALL SUMS PAID BY BENEFICIARY PURSUANT TO THIS SECTION 10.2 AND ALL OTHER SUMS EXPENDED BY BENEFICIARY TO WHICH IT SHALL BE ENTITLED TO BE INDEMNIFIED, TOGETHER WITH INTEREST THEREON AT THE DEFAULT RATE (AS SET FORTH IN SECTION 2.6 OF THE CREDIT AGREEMENT) FROM THE DATE OF SUCH PAYMENT OR EXPENDITURE, SHALL CONSTITUTE ADDITIONS TO THE SECURED INDEBTEDNESS, SHALL BE SECURED BY THE SECURITY DOCUMENTS AND SHALL BE PAID BY GRANTOR TO BENEFICIARY UPON DEMAND.

         Section 10.3. Survival of Secured Indebtedness. Each and all of the Secured Indebtedness shall survive the execution and delivery of the Loan Documents, and the consummation of the Term Loan called for therein, and shall continue in full force and effect until the Secured Indebtedness shall have been paid in full.

         Section 10.4. Subrogation. If any or all of the proceeds of the Note have been or ever shall be used to extinguish, extend or renew any indebtedness previously existing against any portion of the Mortgaged Property, then, to the extent of such funds so used, the Secured Indebtedness and the lien of this Deed of Trust shall be subrogated to all of the rights, claims, liens, titles and interests previously existing against the Mortgaged Property to secure the indebtedness so extinguished, extended or renewed and the former rights, remedies, claims, liens, titles and interests, if any, are not waived but rather are continued in full force and effect in favor of Beneficiary and are merged with the lien and security interest created herein as cumulative security for the repayment and the satisfaction of the Secured Indebtedness.

         Section 10.5. Successors and Assigns. All of the terms of the Security Documents shall apply to, be binding upon and inure to the benefit of the parties thereto, their respective successors, assigns, heirs and legal representatives, and all other Persons claiming by, through or under them, however, this provision shall not constitute or be construed as a consent of the Beneficiary to the sale of all or any portion of the Mortgaged Property.

         Section 10.6. Severability. The Security Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable Requirement of Law. If any provision of any of the Security Documents or the application thereof to any Person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of the instrument in which such provision is contained nor the application of such provision to other Persons or circumstances nor the other instruments referred to hereinabove shall be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

         Section 10.7 Usury Laws. It is the intention of Grantor and Beneficiary to comply with all applicable usury laws relating to the Secured Indebtedness. If any excess interest is contracted for, charged or received under the Secured Indebtedness or the Security Documents by virtue of acceleration of maturity or otherwise, or in the event that all or any part of the Secured Indebtedness shall be prepaid, so that under such circumstances the amount of interest contracted for, charged or received, under the Secured Indebtedness or any Security Documents on the amount of principal actually outstanding shall exceed the maximum lawful non-usurious rate permitted by applicable usury laws, (a) the provisions of this Section 10.7 shall govern and control, (b) neither the Grantor nor any other Person or entity now or hereafter liable for the payment of the Secured Indebtedness shall be obligated to pay the amount of such interest to the extent it is in excess of the maximum non-usurious rate permitted by applicable usury laws, (c) any such excess that may have been collected shall be applied as a credit against the then unpaid principal amount of the Secured Indebtedness or refunded to Grantor, at Beneficiary's option, and
(d) the effective rate of interest shall be automatically reduced to the maximum lawful non-usurious rate permitted by applicable usury laws. It is further agreed that all calculations of the rate of interest contracted for, charged or received under the Secured Indebtedness and this Deed of Trust shall be made, to the extent permitted by applicable usury laws, by amortizing, prorating, allocating and spreading in equal parts during the full period of the stated term of the Secured Indebtedness, all interest (and any other sums deemed interest).

         Section 10.8. Entire Agreement and Modification. The Security Documents contain the entire agreements between the parties relating to the subject matter hereof and thereof and all prior agreements relative thereto which are not contained herein or therein are terminated. The Security Documents may be amended, revised, waived, discharged, released or terminated only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

         Section 10.9. Counterparts. This Deed of Trust may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute but one instrument.

         Section 10.10. Recording and Filing. Grantor will cause the Security Documents and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded and re-filed in such manner and in such places as Trustee or Beneficiary shall reasonably request, and will pay all such recording, filing, re-recording and re-filing taxes, fees and other charges.

         Section 10.11. Notices. Except as otherwise required by any Requirement of Law, all notices or other communications required or permitted to be given pursuant to this Deed of Trust shall be in writing and shall be considered as properly given if delivered in accordance with Section 9.2 of the Credit Agreement.

         Section 10.12. No Waiver. Any failure by Trustee or Beneficiary to insist, or any election by Trustee or Beneficiary not to insist, upon strict performance by Grantor of any of the terms, provisions or conditions of the Security Documents shall not be deemed to be a waiver of same or of any other term, provision or condition thereof, and Trustee or Beneficiary shall have the right at any time or times thereafter to insist upon strict performance by Grantor of any and all of such terms, provisions and conditions.

         Section 10.13. Election of Remedies. The exercise of any right, power or remedy given under the terms of this Deed of Trust shall not be considered a waiver of the right to exercise any other right, power or remedy given herein; and the filing of a suit to foreclose this Deed of Trust, either on any matured portion of the Secured Indebtedness or for the whole Secured Indebtedness, shall never be considered an election of remedies so as to preclude foreclosure under power of sale or to preclude pursuit of any right or remedy under the Security Documents after a dismissal of such a suit; nor shall the filing of the necessary notices for or holding of sale for foreclosure by power of sale or pursuit of any right or remedy under the Security Documents contained herein preclude the prosecution of a later suit or sale to foreclose this Deed of Trust or to sell the Personal Property and Fixtures pursuant to the Security Documents.

         Section 10.14. Partial Invalidity of Lien. If the Lien or security interest secured by this Deed of Trust is invalid or unenforceable as to any part of the Secured Indebtedness secured hereby, or if such lien or security interest is invalid or unenforceable as to any part of the Mortgaged Property, any unsecured portion of such Secured Indebtedness shall be completely paid prior to the payment of the remaining and secured, or partially secured, portion of said Secured Indebtedness. All payments made on the Secured Indebtedness secured hereby, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of any portion of such Secured Indebtedness which is not secured by the lien or security interest of this Deed of Trust.

         Section 10.15. Partial Invalidity of Deed of Trust. The invalidity or unenforceability in any particular circumstance of any provision of this Deed of Trust shall not extend beyond such provision or such circumstance, and no other provision of this instrument shall be affected thereby.

         Section 10.16. Payment on Account. Acceptance by Beneficiary of any payment in an amount less than the amount then due on the Secured Indebtedness evidenced by the Note or due hereunder or under any other Security Documents shall be deemed an acceptance on account only, and the failure to pay the entire amount then due under the Note, hereunder, and under any other Security Documents shall be and continue to be a default. Until the entire amount due under all Security Documents has been paid in full, Beneficiary shall be entitled to exercise all rights and remedies conferred upon it in this instrument upon the occurrence of an Event of Default.

         Section 10.17. Errors and Defects. Grantor shall, on the reasonable request of Beneficiary, (a) promptly correct any defect, error or omission which may be discovered in the contents of this Deed of Trust or in any other Security Documents or in the execution or acknowledgment of any of them; (b) execute, acknowledge, deliver and record or file such further instruments (including, without limitation, further deeds of trust, security agreements, financing statements, continuation statements and assignments of leases and cash collateral) and do such further acts as may be reasonably necessary, or proper to carry out more effectively the purposes of this Deed of Trust without increasing the Obligations or Secured Indebtedness and such other instruments given to collateralize the Secured Indebtedness secured hereby, and (c) execute, acknowledge, deliver, procure and record or file any document or instrument (including without limitation, any financing statement) deemed advisable by Beneficiary to protect the lien or the security interest granted herein against the rights or interests of third Persons, and Grantor will pay all costs connected with any of the foregoing actions.

         Section 10.18. Choice-of-Law Clause. This Deed of Trust sets forth the entire understanding of Grantor and Beneficiary with respect to the subject matter hereof and shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware (without giving effect to the conflict of law principles thereof), except that the substantive internal laws of the Commonwealth of Virginia (except its conflict of law principles) shall govern and control the construction and enforcement of the Security Documents with respect to: (i) the nature and validity of Beneficiary's



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interest in the Mortgaged Property created by the Security Documents, including, without limitation, any interest in the rentals or other income generated therefrom; (ii) the method of foreclosure or enforcement of the liens or security interests created by the Security Documents (including without limitation, non-judicial foreclosure proceedings and attachment of rentals);
(iii) the priority of the liens and security interests mentioned in clause (ii) above; (iv) the nature of the interest in the Mortgaged Property that may result from the foreclosure or enforcement of the liens or security interest mentioned in clause (ii) above; and (v) any and all matters purported to be covered by the Virginia Uniform Commercial Code. It is the express intention of Grantor and Beneficiary that, to the extent the terms of this Deed of Trust or any of the other Security Documents entitle Beneficiary or any other holder of any portion of the Secured Indebtedness to proceed directly against the Mortgaged Property in the Commonwealth of Virginia, Beneficiary shall be entitled to proceed against the same in accordance with the internal, local laws of the Commonwealth of Virginia (excluding, however, its conflict of law principles) without regard to whether or not Beneficiary or such other holder theretofore shall have complied with any procedural prerequisite or requirements for foreclosure as set forth under the laws of any other State, including, without limitation, any laws relating to deficiency judgments, rights of redemption, or any so-called "one-action rules."

         Any legal action or proceeding with respect to the Note may be brought in the courts of the State of Delaware or, if the requisites of jurisdiction obtain, of the United States of America execution and delivery hereof, Grantor accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Nothing herein, however, shall affect the right of Beneficiary to commence legal proceedings or otherwise proceed against Grantor in any other jurisdiction. Grantor also waives
(a) the right to trial by jury in the event of any litigation to which Beneficiary and Grantor are parties in respect of any matter arising under the Note or other Security Documents, whether or not such litigation has been commenced in respect of the Note or other Security Documents and whether or not other Persons are also parties thereto, (b) any claim that any court of Prince William County is an inconvenient forum and (c) any claim against payee for consequential or special damages respecting the Security Documents or the transactions contemplated thereunder or hereunder, excluding, however, any tort action. Acceptance of the Note by Beneficiary shall be deemed to constitute a waiver by Beneficiary of the right to trial by jury in the event of any litigation in respect of which Grantor has waived the right to trial by jury hereunder.

                                                                         -------
                                                                         Initial

         Section 10.19. Resolution of Drafting Ambiguities. Grantor acknowledges that it was represented by counsel in connection with this Deed of Trust and that it or its counsel reviewed and revised this Deed of Trust and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party or Beneficiary shall not be employed in the interpretation of this Deed of Trust.

         Section 10.20. Expenses of Foreclosure. In case this Deed of Trust is foreclosed by judicial proceedings or in case of any suit at law or in equity wherein


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Beneficiary shall become a party by reason of its rights, privileges, or liabilities hereunder, or if Beneficiary shall file a claim or otherwise become involved in any probate or bankruptcy proceedings for the purpose of collecting the Secured Indebtedness secured hereby or protecting or enforcing the lien hereof, and Beneficiary shall be the prevailing party in any such action or proceeding (including all trials and appellate proceedings), there shall accrue hereunder and be paid all reasonable costs, charges, attorney's or solicitor's fees, paralegal fees, fees of environmental inspectors, and expert witness fees thereby incurred and the same shall be secured by this Deed of Trust.

         Section 10.21. Headings. The article, paragraph and subparagraph titles of this Deed of Trust are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such articles, paragraphs or subparagraphs.

         Section 10.22. JURY TRIAL WAIVER. GRANTOR HEREBY WAIVES ANY RIGHT TO DEMAND A JURY TRIAL WITH REGARD TO ANY ISSUES ARISING OUT OF OR RELATED TO THIS DEED OF TRUST, THE LOAN EVIDENCED BY THE NOTE OR ANY OTHER LOAN DOCUMENT. BENEFICIARY, BY ACCEPTANCE OF THIS DEED OF TRUST, SHALL ALSO BE DEEMED TO HAVE WAIVED ANY RIGHT TO A JURY TRIAL WITH REGARD TO SUCH ISSUES.

         Section 10.23. INDEMNITY.

                  (A) EXCEPT AS OTHERWISE PROVIDED FOR HEREIN, IN CONSIDERATION OF THE MAKING OF THE LOAN BY BENEFICIARY, THE GRANTOR HEREBY INDEMNIFIES, EXONERATES AND HOLDS BENEFICIARY AND EACH OF THE INDEMNIFIED PARTIES FREE AND HARMLESS FROM AND AGAINST ANY AND ALL ACTIONS, CAUSES OF ACTION, SUITS, LOSSES, COSTS (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES AND DISBURSEMENTS AND ALLOCATED COSTS OF STAFF COUNSEL), LIABILITIES AND DAMAGES, AND EXPENSES ACTUALLY INCURRED IN CONNECTION WITH THIS DEED OF TRUST AND THE OTHER SECURITY DOCUMENTS WHICH ARISE IN ANY MANNER WHATSOEVER RELATED TO GRANTOR'S BREACH OR DEFAULT OF ITS OBLIGATIONS ARISING UNDER THE LOAN DOCUMENTS (IRRESPECTIVE OF WHETHER BENEFICIARY IS A PARTY TO THE ACTION FOR WHICH INDEMNIFICATION HEREUNDER IS SOUGHT BUT NOT RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF BENEFICIARY) (COLLECTIVELY, THE "INDEMNIFIED LIABILITIES"), INCLUDING, WITHOUT LIMITATION, ANY INDEMNIFIED LIABILITIES INCURRED BY THE BENEFICIARY AS A RESULT OF, OR ARISING OUT OF, OR RELATING TO ANY SUITS COMMENCED BY GRANTOR OR ANY AFFILIATE OF THE GRANTOR IN CONNECTION WITH THE AGREEMENTS MADE HEREUNDER AND UNDER THE SECURITY



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         DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREUNDER AND IF AND TO THE
         EXTENT THAT THE FOREGOING UNDERTAKING MAY BE UNENFORCEABLE FOR ANY REASON, THE GRANTOR HEREBY AGREES TO MAKE THE MAXIMUM CONTRIBUTION TO THE PAYMENT AND SATISFACTION OF EACH OF THE INDEMNIFIED LIABILITIES WHICH IS PERMISSIBLE UNDER APPLICABLE LAW.

                  (B) THE INDEMNITIES AND AGREEMENTS SET FORTH IN THIS SECTION
         10.23 SHALL SURVIVE THE TERMINATION OF THE DEED OF TRUST AND THE OTHER SECURITY DOCUMENTS AND THE REPAYMENT OF THE SECURED INDEBTEDNESS.

         Section 10.24. THIS DOCUMENT CONTAINS CERTAIN INDEMNITY PROVISIONS INCLUDING WITHOUT LIMITATION SECTIONS 3.2, 4.9, 4.14, 8.5, 9.5, 10.2 AND 10.23.

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         EXECUTED as of the date set forth above.

                                            GRANTOR:

                                            DIECA COMMUNICATIONS, INC.



                                            By: /s/ Dhruv Khanna
                                               ---------------------------------
                                            Name:  Dhruv Khanna
                                                 -------------------------------
                                            Title: Vice President and Secretary
                                                  ------------------------------


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